UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin			53202
(Address of principal executive offices)			(Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2014

Item 1. Reports to Stockholders.

Sound Point Floating Rate Income Fund

Investor Class (SPFRX)

Institutional Class (SPFLX)

Annual Report

August 31, 2014

Sound Point Floating Rate Income Fund

TABLE OF CONTENTS

Shareholder Letter	3
Allocation of Portfolio Holdings	7
Schedule of Investments	8
Statement of Assets & Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Additional Information	24
Trustees and Officers	26

Sound Point Floating Rate Income Fund

SHAREHOLDER LETTER

August 31, 2014

Dear Investors,

Sound Point Floating Rate Fund Performance

I am pleased to provide the Annual Report for the Sound Point Floating Rate Income Fund (the "Fund") for the year ended August 31, 2014.

The Fund's investment objective is to provide consistently strong risk-adjusted returns. The Fund seeks to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread and other investments including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

Over the one year period ended August 31, 2014, the Fund (institutional share class) generated a net return of 6.92% as compared to the Fund's benchmark, the Credit Suisse Leveraged Loan Index, return of 5.16% over the same period of time. As of the most recent Prospectus dated May 30, 2014, the Fund's gross expense ratio was 1.46% for the investor class and 1.21% for the institutional class. The Fund has experienced no individual loan defaults within the portfolio.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844-886-9704.

This mutual fund commenced investment operations on May 31, 2014 and therefore the performance of shares of the Fund prior to May 31, 2014 reflects the performance of the Predecessor Fund. The Fund has acquired the assets and assumed the liabilities of the Predecessor Fund, a closed-end fund which has used substantially similar investment strategies and the same investment adviser. The Fund will assume the performance, financial and other historical information of the Predecessor Fund's Common Shares.

As of August 31, 2014, the Fund held 91.2% of its assets in first and second-lien secured bank loans. The Fund was invested in 96 issuers diversified across 22 industries as of August 31, 2014, with its top five positions representing 15.4% of Fund assets and the top five industry groups representing 52.7% of Fund assets. The top industry weighting was Hotel, Gaming and Leisure.

Market Update

Over the twelve month period ended August 31, 2014, the 10-Year Treasury fell from 2.78% to 2.42%. Though the Federal Reserve has begun withdrawing stimulus to U.S. financial markets, the European Central Bank announced a stimulus program which caused European sovereign bond yields to drop. Foreign investors seeking higher returns increased demand for U.S. Treasuries pushing yields lower.

Default activity across leveraged loans remains relatively benign with the trailing 12-month institutional leveraged loan default rate of 3.34% (and 0.44% excluding the large anticipated default of Energy Future Holdings) versus the long-term average of 3.55%. Loan spreads ended the period at 4.60%, just north of the 4.53% 20-year historical average. New loan issuance totaled $668 billion in the first eight months of the year, down from $797 billion during this period one year ago. Refinancing accounted for nearly sixty percent of activity during the first eight months of 2014. During this time, high yield bond issuance reached $210 billion, up from the $207 billion from the same time period of 2013.

Over the summer, a slight pullback occurred resulting in a new issue market that is slightly cheaper and importantly, has forced issuers to come with better terms and protections. The pipeline of new deals has slowed some but remains healthy and we anticipate finding good relative value in the new issue market given the improved original issue discounts and call protection. We are also watching the secondary market as some loans have traded down to attractive prices but we remain cautious and patient on entry point.

We thank our investors for your support and welcome your questions and comments.

Sincerely,

Stephen Ketchum
Founder and Managing Partner of Sound Point Capital Management, L.P.,

September 22, 2014

DISCLAIMER: The information contained herein is confidential and is intended solely for the person to whom it has been delivered. It is not to be reproduced, used, distributed or disclosed, in whole or in part, to third parties without the prior written consent of Sound Point Capital Management LP.

Must be preceded or accompanied by a Prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than diversified mutual funds and the Fund's share price may therefore be more volatile than the share price of a diversified fund. The Fund intends to elect to be treated and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. If for any reason the Fund fails to qualify for treatment as a RIC, the Fund will have to pay corporate-level taxes on all of its income whether or not the Fund distributes it, which would substantially reduce the amount of income available for debt service and for distributions to the Shareholders.

Past performance does not guarantee future results.

Performance results are presented on a net of fee basis, reflect the total returns for Sound Point Floating Rate Income Fund as a whole and do not represent the return of any individual investor. Results reflect the deduction of all fund expenses including management fees, brokerage commission, and administrative expenses. An investor's return may vary from these returns based on the timing of investment. Net performance includes the reinvestment of all dividends, interest, and capital gains.

The return of the Credit Suisse Leverage Loan Index shown herein is intended to show relative market performance for the periods indicated and not as standards of comparison. Index returns include the reinvestment of dividends and are provided to show an example of alternate return potential during the relevant time periods; however, indices may possess different investment attributes that may make comparisons difficult such as volatility, liquidity, market capitalization, and security types. Indices are not subject to any of the fees or expenses to which Sound Point Floating Rate Income Fund is subject.

LIBOR: London Interbank Offered Rate (LIBOR)–British Bankers Association Fixing for US Dollar. The fixing is conducted each day at 11 am (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers' Association. The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an index.

Portfolio holdings and exposures are subject to change and are not recommendations to buy or sell any security. For more complete information regarding holdings, please refer to the schedule of investments of this report.

The views expressed are the opinions and projections of Sound Point Capital Management LP through the period ending August 31, 2014, and are subject to change based on market and other conditions. The opinions expressed may differ from those with different investment philosophies. Sound Point Capital Management LP does not represent that any opinion or projection will be realized. The information presented herein, including, but not limited to, Sound Point Capital Management LP's investment experience/views, returns or performance, investment strategies, risk management, market opportunity, representative strategies, portfolio construction, expectations, targets, parameters, guidelines, and positions may involve Sound Point Capital Management LP's views, estimates, assumptions, facts and information from other sources that are believed to be accurate and reliable as of the date this information is presented—any of which may change without notice. Sound Point Capital Management LP has no obligation (express or implied) to update any or all of the information contained herein or to advise you of any changes; nor does Sound Point Capital Management LP make any express or implied warranties or representations as to the completeness or accuracy or accept responsibility for errors. The information presented is for illustrative purposes only and does not constitute an exhaustive explanation of the investment process, investment strategies or risk management.

The analyses and conclusions of Sound Point Capital Management LP contained in this information include certain statements, assumptions, estimates and projections that reflect various assumptions by Sound Point Capital Management LP concerning anticipated results that are inherently subject to significant economic, competitive, and other uncertainties and contingencies and have been included solely for illustrative purposes.

As with any investment strategy, there is potential for profit as well as the possibility of loss. Sound Point Capital Management LP does not guarantee any minimum level of investment performance or the success of any portfolio or investment strategy. All investments involve risk and investment recommendations will not always be profitable. Past performance is no guarantee of future results. Investment returns and principal values of an investment will fluctuate so that an investor's investment may be worth more or less than its original value.

The information provided herein is for informational purposes only and does not constitute investment advice and should not be relied on as such. This information should not constitute an offer to sell or the solicitation of any offer to buy any interests in the any fund managed by Sound Point Capital Management LP or any of its affiliates. Such an offer to sell or solicitation of any offer to buy interests may only be made pursuant to definitive subscription documents between a fund and an investor.

The Sound Point Floating Rate Income Fund is distributed by Quasar Distributors, LLC.

Sound Point Floating Rate Income Fund

PERFORMANCE SUMMARY

August 31, 2014

Investment Returns

For the periods ended August 31, 2014

	One Year	Average Annual Since Inception
Sound Point Floating Rate Income Fund*
Investor Class	6.90%	7.67%
Institutional Class	6.92%	7.68%
Credit Suisse Leveraged Loan Index	5.16%	5.67%

* Institutional Class inception date was December 1, 2012. The Investor Class inception was May 31, 2014. Investor Class share performance prior to May 31, 2014 reflects the Institutional Class returns without any adjustment for class-specific expenses.

Sound Point Floating Rate Income Fund

EXPENSE EXAMPLE

August 31, 2014 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees (Investor Class only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The information in the tables under the headings "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

The Investor Class example is based on an investment of $1,000 invested May 31, 2014 (inception) and held for the entire period from May 31, 2014 to August 31, 2014. The Institutional Class example is based on an investment of $1,000 held for the entire period from March 1, 2014 to August 31, 2014.

Hypothetical Examples for Comparison Purposes

The information in the tables under the headings "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Example

	Actual Performance*		Hypothetical Performance (5% return before expenses)
	Investor	Institutional	Investor**	Institutional
Beginning Account Value (3/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/14)	$1,011.90	$1,025.70	$1,019.41	$1,018.60
Expenses Paid during Period*	$2.92	$6.69	$5.85	$6.67

*Expenses are equal to the annualized expense ratio for the class (1.15% for Investor, 1.31% for Institutional), multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal period (92 days for Investor, 184 days for Institutional), then divided by the number of days in the fiscal year (365) to reflect the most recent period end. The Investor Class commenced operations in May 31, 2014. The expense limitation for the Institutional Class was reduced from 1.60% to 0.90% of net assets effective June 1, 2014.

** Hypothetical expenses are equal to the class's annualized expense ratio as indicated, multiplied by the average account value over the period commencing March 1, 2014, multiplied by 184/365 to reflect information had the class been in operation for the entire period.

Sound Point Floating Rate Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS

(Calculated as a percentage of Total Investments)

August 31, 2014 (Unaudited)

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2014

Principal Amount		Rate (1)	Maturity	Value
	Bank Loans — 91.2%
	Aerospace & Defense — 1.2%
$108,000	Academi Holdings, LLC	6.250%	7/24/2019	$107,460
128,678	Wyle Services Corporation	5.000	5/21/2021	129,160
	Total Aerospace & Defense			236,620
	Automotive — 0.8%
150,000	GST Autoleather, Inc.	6.500	7/10/2020	148,875
	Banking, Finance, Insurance & Real Estate — 5.3%
94,000	Ascensus, Inc.	9.000	12/02/2020	95,645
137,291	Asurion, LLC	5.000	5/24/2019	137,935
216,000	Asurion, LLC	8.500	3/03/2021	223,614
93,000	CGSC of Delaware Holdings Corporation	8.250	10/05/2020	84,165
107,177	Confie Seguros Holding II Co.	5.750	11/09/2018	107,526
197,996	NXT Capital, LLC	6.250	9/04/2018	198,986
195,435	Orchard Acquisition Company, LLC	7.000	2/08/2019	195,068
	Total Banking, Finance, Insurance & Real Estate			1,042,939
	Beverage, Food & Tobacco — 1.0%
195,010	Candy Intermediate Holdings, Inc.	7.500	6/18/2018	190,866
	Capital Equipment — 1.2%
232,538	Marine Acquisition Corp.	5.250	2/01/2021	233,119
	Chemicals, Plastics, & Rubber — 2.2%
246,233	AZ Chem U.S., Inc.	4.500	6/11/2021	247,651
89,000	Emerald Performance Materials, LLC	7.750	8/01/2022	89,000
86,000	Royal Adhesives and Sealants, LLC	9.750	1/31/2019	87,756
	Total Chemicals, Plastics, & Rubber			424,407
	Construction & Building — 5.6%
167,496	C.H.I. Overhead Doors, Inc.	5.500	3/18/2019	167,915
124,375	Norcraft Companies L.P.	5.250	12/11/2020	124,530
231,835	Quality Home Brands Holdings, LLC	7.750	12/17/2018	233,574
585,535	US LBM Holdings, LLC	7.250	5/02/2020	581,143
	Total Construction & Building			1,107,162
	Consumer Goods — 3.3%
221,823	Hunter Fan Company	6.500	12/20/2017	222,101
91,000	Pelican Products, Inc.	9.250	4/09/2021	91,455
84,716	Sun Products Corporation, The	5.500	3/23/2020	81,751
264,338	Sungard Availability Services Capital, Inc.	6.000	3/29/2019	262,520
	Total Consumer Goods			657,827

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2014

Principal Amount		Rate (1)	Maturity	Value
	Containers, Packaging & Glass — 2.2%
$87,000	Goodpack Limited	4.750%	9/09/2021	$86,946
96,000	Goodpack Limited	8.000	8/05/2022	96,240
250,000	Hilex Poly Co., LLC	5.000	6/30/2021	249,896
	Total Containers, Packaging & Glass			433,082
	Energy — 3.3%
200,000	Alfred Fueling Systems, Inc.	4.750	6/18/2021	200,000
200,000	Alfred Fueling Systems, Inc.	8.500	6/20/2022	200,250
35,000	Bowie Resource Holdings, LLC	11.750	8/16/2021	35,613
173	Floatel International Ltd.	6.000	6/29/2020	173
203,088	Stallion Oilfield Services, Ltd.	8.000	6/19/2018	206,008
	Total Energy			642,044
	Environmental Industries — 1.0%
187,000	Enviromental Resources Management	5.000	5/14/2021	187,935
	Healthcare & Pharmaceuticals — 11.9%
186,000	Aegis Toxicology Sciences Corporation	5.500	2/24/2021	187,860
167,559	Alvogen Pharma US, Inc.	7.000	5/23/2018	169,968
296,450	Covis Pharma Holdings S.a r.l.	6.000	4/04/2019	296,265
74,000	Healogics, Inc.	5.250	7/01/2021	74,370
500,000	LTCG Holdings Corp.	6.000	6/08/2020	505,000
57,000	Millennium Laboratories, LLC	5.250	4/16/2021	57,196
133,252	Onex Carestream Finance, LP	9.500	12/04/2019	135,417
242,609	Progressive Solutions, LLC	5.500	10/22/2020	243,418
270,429	Therakos, Inc.	7.500	12/27/2017	272,795
250,000	Therakos, Inc.	11.250	7/18/2018	256,250
126,048	Water Pik, Inc.	5.750	7/08/2020	126,572
	Total Healthcare & Pharmaceuticals			2,325,111
	High Tech Industries — 5.2%
111,440	Ascend Learning, LLC	7.250	7/31/2019	112,729
33,000	Datapipe, Inc.	8.500	9/07/2019	32,505
221,760	Eastman Kodak Company	7.250	9/03/2019	224,255
101,000	iParadigms Holdings, LLC	5.000	7/30/2021	100,495
221,000	iParadigms Holdings, LLC	8.250	7/22/2022	219,895
46,667	iQor US, Inc.	9.750	4/01/2022	43,167
150,000	Regit Eins GmbH	6.000	1/08/2021	147,328
76,533	Stratus Technologies, Inc.	6.000	4/28/2021	76,486
68,000	Systems Maintenance Services, Inc.	9.250	10/16/2020	67,660
	Total High Tech Industries			1,024,520

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2014

Principal Amount		Rate (1)		Maturity	Value
	Hotel, Gaming & Leisure — 14.1%
$349,000	Amaya B.V.	5.000%		8/02/2021	$346,557
102,000	Bowlmor AMF Corp.	7.250		9/18/2021	102,383
66,000	Caesars Entertainment Operating Company, Inc.	9.750		3/01/2017	63,938
106,882	Caesars Entertainment Operating Company, Inc.	10.500		10/31/2016	105,780
317,613	Caesars Entertainment Operating Company, Inc.	6.949		3/01/2017	298,477
436,805	Caesars Entertainment Resort Properties, LLC	7.000		10/11/2020	430,133
283,000	Caesars Growth Properties Holdings, LLC	6.250		5/07/2021	277,491
68,000	Diamond Resorts Corporation	5.500		5/07/2021	68,510
203,000	Easton-Bell Sports, Inc.	6.500		4/15/2021	204,523
197,000	Easton-Bell Sports, Inc.	10.250		4/14/2022	197,985
237,000	Fitness International, LLC	5.500		7/01/2020	236,704
146,265	Mohegan Tribal Gaming Authority	5.500		11/19/2019	146,570
74,625	Oceania Cruises, Inc.	5.250		7/02/2020	74,998
200,000	World Triathlon Corporation	5.250		6/25/2021	200,250
	Total Hotel, Gaming & Leisure				2,754,299
	Media — 11.3%
57,855	Active Network, Inc.	5.500		11/13/2020	57,999
138,000	AP NMT Acquisition B.V.	6.750		8/11/2021	134,981
118,703	Cengage Learning Acquisitions, Inc.	7.000		3/31/2020	119,704
43,725	Deluxe Entertainment Services Group Inc.	6.500		2/28/2020	38,369
302,009	Encompass Digital Media, Inc.	5.500		6/07/2021	304,274
150,000	Encompass Digital Media, Inc.	8.750		6/03/2022	152,625
77,155	Extreme Reach, Inc.	6.750		2/07/2020	78,023
217,000	Extreme Reach, Inc.	10.500		1/22/2021	219,170
318,000	IMG Worldwide Holdings, LLC	5.250		5/06/2021	315,715
94,000	IMG Worldwide Holdings, LLC	8.250		5/06/2022	92,590
35,820	ION Media Networks, Inc.	5.000		12/18/2020	36,021
146,669	McGraw-Hill Global Education Holdings, LLC	5.750		3/22/2019	147,952
184,538	Mergermarket USA, Inc.	4.500		2/04/2021	181,193
62,000	Mergermarket USA, Inc.	7.500		2/04/2022	60,993
276,210	RentPath, Inc.	6.250		5/29/2020	278,282
	Total Media				2,217,891
	Metals & Mining — 1.0%
228,000	Euramax Holdings, Inc.	12.250	*	9/30/2016	205,200

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2014

Principal Amount		Rate (1)	Maturity	Value
	Retail — 1.2%
$25,935	ABG Intermediate Holdings 2 LLC	5.500%	5/27/2021	$25,967
108,000	Bob's Discount Furniture, LLC	5.250	2/12/2021	106,380
62,000	Bob's Discount Furniture, LLC	9.000	2/07/2022	61,690
44,126	Vince Intermediate Holding, LLC	6.000	11/27/2019	44,567
	Total Retail			238,604
	Services — 9.9%
465,843	Aderant North America, Inc.	5.250	12/20/2018	467,007
93,030	Apple Leisure Group	7.000	2/28/2019	93,262
123,323	Apple Leisure Group	7.000	2/28/2019	123,632
147,000	ConvergeOne Holdings Corp.	6.000	6/17/2020	147,735
76,226	Cunningham Lindsey U.S. Inc.	5.000	12/10/2019	75,178
108,481	Direct ChassisLink	8.250	11/30/2021	107,190
129,000	Electrical Components International, Inc.	5.750	5/28/2021	130,613
155,220	GlobalLogic Holdings, Inc.	6.250	5/31/2019	149,787
222,972	Merrill Communications, LLC	5.750	3/08/2018	225,759
85,000	Miller Heiman, Inc.	8.000	9/30/2019	83,406
78,730	Travelport, LLC	6.250	6/26/2019	80,108
238,913	Vestcom International, Inc.	5.250	12/26/2018	239,710
23,174	YP, LLC	8.000	6/04/2018	23,261
	Total Services			1,946,648
	Telecommunications — 3.8%
452,430	Latisys Corp.	5.250	3/06/2019	451,299
193,000	Nextgen Finance, LLC	5.000	5/28/2021	191,673
96,000	Securus Technologies, Inc.	9.000	4/30/2021	96,700
	Total Telecommunications			739,672
	Transportation — 4.6%
46,000	CBAC Borrower, LLC	8.250	7/02/2020	47,553
103,688	Commercial Barge Line Company	7.500	9/23/2019	104,465
24,000	LM U.S. Member, LLC	8.500	10/26/2020	24,160
215,928	Navios Maritime Partners L.P.	5.250	6/27/2018	218,735
493,750	Sirva Worldwide, Inc.	7.500	3/27/2019	504,859
	Total Transportation			899,772
	Utilities — 0.4%
71,549	Alinta Holdings, Ltd.	6.375	8/13/2019	72,399

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2014

Principal Amount		Rate (1)	Maturity	Value
	Wholesale — 0.7%
$128,700	Distribution International, Inc.	7.500%	7/16/2019	$129,022
	Total Bank Loans (Cost $17,670,866)			17,858,014
Shares
	Short Term Investment — 9.9%
1,938,791	Fidelity Institutional Government Portfolio, 0.010% (2)			1,938,791
	Total Short Term Investment (Cost $1,938,791)			1,938,791
	Total Investments —101.1% (Cost $19,609,657)			$19,796,805
	Liabilities in Excess of Other Assets — (1.1)%			(217,175)
	Net Assets — 100.0%			$19,579,630

Footnotes:

(1)  Variable rates securities. Rates disclosed as of August 31, 2014

(2)  Rate quoted is seven-day yield at period end

*  Fixed rate security

The Moody's industry classification was developed by and/or is the exclusive property of the Moody's Analytics, Inc. and has been licensed for use by Sound Point Capital Management, LP

Percentages are stated as a percent of net assets.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

STATEMENT OF ASSETS & LIABILITIES

	August 31, 2014
Assets
Investments, at fair value (cost $19,609,657)	$19,796,805
Cash	129,750
Receivables
Investments sold	5,832,261
Interest receivable	144,988
Fund shares sold	40,000
Prepaid expenses	10,348
Total assets	25,954,152
Liabilities
Payables
Investments purchased	6,183,242
Due to Adviser	82,274
Accrued expenses	109,006
Total liabilities	6,374,522
Net assets	$19,579,630
Components of Net Assets
Paid-in capital	18,919,840
Undistributed net investment income	142,919
Accumulated net realized gain on investments	329,723
Net unrealized appreciation on investments	187,148
Net assets	$19,579,630
Investor Class:
Net assets	$1,138
Shares outstanding (unlimited number of shares authorized, $0.01 par value)	108
Net asset value, offering and redemption price per share	$10.49	*
Institutional Class:
Net assets	$19,578,492
Shares outstanding (unlimited number of shares authorized, $0.01 par value)	1,866,239
Net asset value, offering and redemption price per share	$10.49

* The net assets divided by the share outstanding do not equal the net asset value, offering and redemption price per share due to the rounding of the shares outstanding to the nearest share.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2014
Investment Income
Interest income	$1,328,164
Expenses
Advisory fees	210,960
Administration fees	101,901
Professional fees	61,693
Transfer agent fees	23,027
Offering costs	15,837
Trustee fees	15,600
Custody fees	10,107
Registration fees	5,228
Compliance fees	3,025
Printing and mailing expense	2,532
Insurance expense	1,413
Other expenses	3,662
Total operating expenses	454,985
Less fees waived by Adviser	(151,345)
Net expenses	303,640
Net investment income	1,024,524
Realized and Unrealized Gain on Investments
Net realized gain on investments	367,670
Net change in unrealized appreciation/(depreciation) on investments	(85,840)
Net realized and unrealized gains on investments	281,830
Net increase in net assets resulting from operations	$1,306,354

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2014	For the Period December 1, 2012* through August 31, 2013
Increase (Decrease) in Net Assets from:
Operations
Net investment income	$1,024,524	$243,548
Net realized gain on investments	367,670	355,644
Net change in unrealized appreciation/(depreciation) on investments	(85,840)	272,988
Net increase in net assets resulting from operations	1,306,354	872,180
Distributions to Shareholders
From net investment income
Investor Class	(27)	—
Institutional Class	(1,020,364)	(104,762)
Net realized gain
Investor Class	—	—
Institutional Class	(393,591)	—
Total distributions to shareholders	(1,413,982)	(104,762)
Capital Transactions
Proceeds from shares sold
Investor Class	1,125	—
Institutional Class	4,200,000	16,971,000
Proceeds from shares reinvested
Investor Class	27	—
Institutional Class	554,289	40,729
Cost of shares redeemed
Investor Class	—	—
Institutional Class	(2,847,330)	—
Net increase in net assets from capital share transactions	1,908,111	17,011,729
Total increase in net assets	1,800,483	17,779,147
Net Assets
Beginning of period	17,779,147	—
End of period	$19,579,630	$17,779,147
Undistributed net investment income	$142,919	$138,786
Capital Shares Transactions
Shares sold
Investor Class	105	—
Institutional Class	398,099	1,677,370
Shares reinvested
Investor Class	3	—
Institutional Class	53,470	3,905
Shares redeemed
Investor Class	—	—
Institutional Class	(266,605)	—
Net increase in shares outstanding	185,072	1,681,275

* Commencement of operations.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

FINANCIAL HIGHLIGHTS
Investor Class

For a capital share outstanding throughout each period.

	For the Period May 31, 2014* through August 31, 2014
Net Asset Value, Beginning of Period	$10.62	(1)
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13
Net realized and unrealized loss on investments	(0.00	) (4)
Total Income from Investment Operations	0.13
LESS DISTRIBUTIONS:
From net investment income	(0.26)
Total Distributions	(0.26)
Net Asset Value, End of Period	$10.49
Total Return	1.19	% (2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$1,138
Ratio of expenses to average net assets
Before fees waived by the Adviser	1.95	% (3)
After fees waived by the Adviser	1.15	% (3)
Ratio of net investment income to average net assets
After fees waived by the Adviser	4.50	% (3)
Portfolio turnover rate	165	% (2)

*  Commencement of operations

(1)  NAV at Class inception

(2)  Not annualized

(3)  Annualized

(4)  Amount is less than $0.01 per share. The net realized and unrealized loss per share does not accord with the amount presented in the Statement of Operations due to the Investor Class shares commencing operations on May 31, 2014.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

FINANCIAL HIGHLIGHTS
Institutional Class

For a capital share outstanding throughout each period.

	For the Year Ended August 31, 2014		For the Period December 1, 2012* through August 31, 2013
Net Asset Value, Beginning of Period	$10.58		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.57		0.14
Net realized and unrealized gain on investments	0.14		0.50
Total Income from Investment Operations	0.71		0.64
LESS DISTRIBUTIONS:
From net investment income	(0.58)		(0.06)
From net realized gain on investments	(0.22)		0.00
Total Distributions	(0.80)		(0.06)
Net Asset Value, End of Period	$10.49		$10.58
Total Return	6.92%		6.40	% (1)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,578		$17,779
Ratio of expenses to average net assets
Before fees waived by the Adviser	2.37%		3.33	% (2)
After fees waived by the Adviser	1.58	% (3)	2.08	% (2)
Ratio of net investment income to average net assets
After fees waived by the Adviser	5.35%		2.11	% (2)
Portfolio turnover rate	165%		197	% (1)

*  Commencement of Operations

(1)  Not annualized

(2)  Annualized

(3)  See Note 3 — Investment Advisory and Other Agreements

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2014

1.  Organization

The Sound Point Floating Rate Income Fund (the "Fund") is a non-diversified series of Trust for Advised Portfolios (the "Trust"). The Trust was organized on August 29, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. Prior to reorganizing to the Trust on May 31, 2014, the Fund was organized as a closed-end, non-diversified, management investment company under the same name (the "Predecessor Fund") and commenced operations on December 1, 2012.

The Fund offers Investor and Institutional shares; the common shares of the Predecessor Fund were converted into Institutional shares of the Fund upon completion of the reorganization and the Investor shares were first offered on May 31, 2014. Each share of the Fund represents an equal proportionate interest in the Fund, except the Investor shares are subject to a distribution fee as described in Note 4. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets. Each class has identical rights except with respect to voting rights on matters pertaining to that class.

The Fund's investment objective is to provide a high level of current income consistent with strong risk-adjusted returns.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Valuation of Investments

The Fund's investments in fixed income securities are normally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Trust's Board of Trustees (the "Board"). The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable loan quotations from loan dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value.

In certain cases authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Sound Point Capital Management, L.P. (the "Adviser"). In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, an increase in interest rates may adversely affect the borrower's financial condition. Due to the unique and customized nature of loan agreements evidencing loans, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain valuations of the loans in its portfolio.

Various inputs are used in determining the value of the Fund's investments. The Fund has adopted the following fair value hierarchy as summarized below.

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical securities.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Bank Loans - The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed. Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs.

Bonds - The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads. The spread data used is for the same maturity as the bond. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models using yield curves, bond or single name credit default swap spreads, and recovery rates based on collateral values as key inputs. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2014 in valuing the Fund's investments:

Description	Level 1	Level 2	Level 3	Total Investments
Assets:
Fixed Income:
Bank Loans (a)	$—	$17,858,014	$—	$17,858,014
Short-Term Investment	1,938,791	—	—	1,938,791
Total Assets	$1,938,791	$17,858,014	$—	$19,796,805

(a)  All other industry classifications are identified in the Schedule of Investments.

The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels at year end.

B.  Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bank loans held using the yield-to-maturity method. Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method. Expenses are recorded on the accrual basis as incurred. Offering costs from the initial launch of the Fund were deferred and have been amortized on a straight-line basis over the first twelve months after the commencement of operations for the Fund. As of August 31, 2014, the offering costs have been fully recognized.

C.  Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.  Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company ("RIC") under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended August 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the year, the Fund did no incur any interest or tax penalties. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States.

E.  Dividends and Distributions

Dividends to shareholders are recorded on the ex-dividend date. The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Fund will distribute substantially all of its net investment income and all of its capital gains to shareholders semi-annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share.

F.  Counterparty Risk

The Fund is subject to counterparty risk to the extent any agent with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund's management monitors the financial condition of such agent and does not anticipate any losses from this counterparty. Unsettled bank debt investments are subject to the risk of the debt issuer failing to fulfill their contractual obligations of providing the purchased investment to the Fund after the Fund has entered into the purchases and sales agreement and payment has been made.

The Fund helps manage counterparty risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund's counterparties.

G.  Indemnification Obligation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

3.  Investment Advisory and Other Agreements

The Fund has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the agreement, the Fund pays the Adviser a fee equal to an annual rate of 0.65% of the Fund's average daily net assets. Pursuant to the Expense limitation agreement with respect to the Fund, until at least December 31, 2015, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses and interest expense and dividends paid on short sales and extraordinary expenses) from exceeding 1.15% and 0.90% of average daily net assets per year (the "Expense Cap") for Investor Class Shares and Institutional Class Shares, respectively. The expense limitation for the Institutional Class shares was reduced from 1.60% to 0.90% upon reorganization (see Note 1) into the Trust. Expenses borne by the Adviser due to the Expense Cap are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap. For the year ended August 31, 2014, the Adviser waived $151,345.

The Adviser may recapture a portion of the following amounts no later than August 31st of the following years:

2016:	$144,221
2017:	151,345
$295,566

U.S. Bancorp Fund Services, LLC ("USBFS") serves as the Fund's administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09 percent of the first $100,000,000 of the Fund's average net assets, 0.07 percent on the next $200,000,000 of the Fund's average net assets and 0.04 percent on the balance of the Fund's average net assets, subject to a $75,000 annual minimum. USBFS also serves as the Fund's transfer agent.

U.S. Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund's distributor and principal underwriter.

The Independent Trustees were paid $15,600 for their services during the year ended August 31, 2014. No compensation is paid to the Interested Trustee or officers of the Trust.

4.  Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. Distribution fees incurred for the year ended August 31, 2014, were immaterial to the fund and included in other expenses as disclosed on the Statement of Operations.

5.  Income Taxes

The tax character of dividends paid to shareholders during the fiscal year August 31, 2014 and period ended August 31, 2013, as noted below, was as follows:

	2014	2013
Distributions Paid From:
Ordinary Income	$1,413,982	$104,762
Net Long Term Capital Gains	—	—
Total Distribution Paid	$1,413,982	$104,762

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The following information is provided on a tax basis as of August 31, 2014:

Tax cost of investments	$19,609,657
Unrealized appreciation	232,850
Unrealized depreciation	(45,702)
Net unrealized appreciation (depreciation)	187,148
Undistributed ordinary income	404,273
Undistributed long term gains	68,369
Distributable earnings	472,642
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$659,790

6.  Investment Transactions

Purchases and sales of investment securities, excluding short-term securities, for the year ended August 31, 2014, were $31,799,554 and $31,813,845, respectively.

7.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund's financial statements.

8.  Change in Independent Registered Public Accounting Firm

Rothstein Kass served as the independent registered public accounting firm for the Predecessor Fund to audit the financial statements for the fiscal period ending August 31, 2013.

The Trust engaged BBD, LLP on August 12, 2014, as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending August 31, 2014.

The report of Rothstein Kass on the financial statements of the Predecessor Fund for the fiscal period ended August 31, 2013, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the Predecessor Fund's audit for the fiscal period ended August 31, 2013, there have been no disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass would have caused them to make reference thereto in their report on the financial statements for such periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trust for Advised Portfolios
and the Shareholders of Sound Point Floating Rate Income Fund

We have audited the accompanying statement of assets and liabilities of the Sound Point Floating Rate Income Fund (the "Fund"), a series of shares of beneficial interest in the Trust for the Advised Portfolios, including the schedule of investments, as of August 31, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year or period (Investor Class commenced operations on May 31, 2014) then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes and financial highlights for the period December 1, 2012 (commencement of operations) through August 31, 2013 were audited by other auditors whose report dated October 28, 2013, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and other appropriate parties or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sound Point Floating Rate Income Fund as of August 31, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the year and period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 30, 2014

Sound Point Floating Rate Income Fund

ADDITIONAL INFORMATION (Unaudited)

August 31, 2014

APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR
SOUND POINT FLOATING RATE INCOME FUND

At a meeting held on May 22, 2014, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), approved a new investment advisory agreement ("Advisory Agreement") with Sound Point Capital Management, LP (the "Adviser") for the Sound Point Floating Rate Income Fund (the "Fund"), a new series of the Trust. The Advisory Agreement took effect on May 30, 2014, after shareholders of a closed-end fund, also called Sound Point Floating Rate Income Fund, approved the reorganization of the closed-end fund (the "Target Fund") into the Fund. Ahead of the May meeting, the Board received and reviewed information regarding the Fund, the Adviser, and the services to be provided by the Adviser to the Fund under the Advisory Agreement and generally observed that those services would be substantially identical to the services currently provided to the Target Fund under its investment advisory agreement with the Adviser.

In considering the approval of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services to be provided by the Adviser, the Trustees reviewed a report prepared by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services to be provided by the Adviser to the Fund. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties and that the nature, overall quality, and extent of services to be provided would be satisfactory and reliable.

•  Noting that the performance of the Target Fund will become predecessor performance of the Fund and that the Fund will adhere to the Target Fund's stated investment style, the Trustees discussed the Target Fund's performance and reviewed the comparison of the Target Fund's performance to its benchmark index over various periods of time, concluding that the performance of the Target Fund supported the approval of the Advisory Agreement given that the current portfolio managers of the Target Fund would also manage the Fund.

•  The Trustees reviewed the proposed advisory fee payable by the Fund. They considered the revenue expected to be realized by the Adviser, as well as the costs expected to be incurred by the Adviser, in its management of the Fund. They noted that the Adviser would receive no revenue, other than advisory fees, for the services to be provided to the Fund. The Trustees determined that the Adviser's estimated profits from its relationship with the Fund were reasonable and not excessive.

•  The Trustees also reviewed reports comparing the estimated expense ratio and proposed advisory fee for the Fund to those of other comparable mutual funds, while recognizing that it is difficult to compare advisory fees since advisory services provided may vary from one adviser to another. The Trustees noted the Adviser has contractually agreed to waive its fees and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the expenses of the Fund do not exceed certain contractual amounts. The Trustees noted that the proposed advisory fee and overall expense cap proposed for the Fund were lower than those currently in place for the Target Fund. The Trustees concluded that the proposed advisory fee was fair and reasonable.

•  The Trustees reviewed a report indicating that the Adviser was not expecting to realize economies of scale at this time that would make breakpoints appropriate in its management of the Fund.

•  Finally, the Board also considered that the Adviser has been investment adviser to the Target Fund since its inception and was not expected to change the way in which it manages assets after the Target Fund reorganizes into the Fund.

Sound Point Floating Rate Income Fund

ADDITIONAL INFORMATION (Unaudited)

August 31, 2014

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q is available without charge by visiting the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

For the year ended August 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2014, was 0.00%.

For the year ended August 31, 2014, the Percentage of taxable income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 27.84% (unaudited).

Sound Point Floating Rate Income Fund

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees
John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	Director, Javelin Mortgage Investments, Inc.; Director, The Bancorp, Inc.; Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).
Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Since 2011	Treasurer, Midwest Province of the Society of Jesus. President of the Vatican Observatory Foundation, September 2011 through August 2014. Sabbatical, September 2010 through August 2011. Secretary for Finance and Higher Education USA Jesuit Conference, January 2005 through August 2010.	1	Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).

Sound Point Floating Rate Income Fund

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees
David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	1	Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).
Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).
Interested Trustee
Ian Martin 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC.	1	Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 39	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Vice President, Huntington Asset Services (2008 to 2011).	N/A	N/A
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 56	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).	N/A	N/A

Sound Point Floating Rate Income Fund

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 34	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present): Senior Fund Administrator, Huntington Asset Services (2002 to 2011).	N/A	N/A
Wendy M. Barron 615 E. Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Since 2014	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC, (2008 to present).	N/A	N/A
Jeanine M. Bajczyk, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 49	Secretary	Since 2014	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).	N/A	N/A

The Fund's Statement of Additional Information ("SAI") includes information about the Funds' Trustees and is available without charge, upon request, by calling (844) 886-9704.

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Investment Adviser

Sound Point Capital Management, L.P
375 Park Ave, 25th Floor
New York, NY 10152

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

Legal Counsel

Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006-1806

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio, David S. Krause and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Sound Point Floating Rate Income Fund
	BBD, LLP	Rothstein Kass
	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$17,000	$35,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Sound Point Floating Rate Income Fund
	BBD, LLP	Rothstein Kass
	FYE 8/31/2014	FYE 8/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Sound Point Floating Rate Income Fund
	BBD, LLP	Rothstein Kass
	FYE 8/31/2014	FYE 8/31/2013
Non-Audit Related Fees
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	11/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	11/6/14

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	11/6/14